UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
The Securities Exchange Act of 1934

Filed by the Registrant [  ]

Filed by a Party Other than the Registrant [X]

Check the Appropriate Box:

[  ] Preliminary Proxy Statement
[  ] Confidential, for Use of the Commission Only (as permitted by
Rule 14a-6(e)(2))
[  ] Definitive Proxy Statement
[  ] Definitive Additional Materials
[X] Soliciting Material under § 240.14a–12

WHITESTONE REIT
(Name of registrant as specified in its charter)

Erez REIT Opportunities LP
Erez Asset Management, LLC
Bruce Schanzer
Catherine Clark
(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

[X]                  No fee required.
[  ]    Fee paid previously with preliminary materials.
[  ]    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Erez REIT Opportunities LP, together with the other participants named herein (collectively, “Erez”), intends to file with the Securities and Exchange Commission a preliminary proxy statement and an accompanying proxy card to be used to solicit votes for the election of its slate of director nominees at the upcoming 2024 annual meeting of shareholders of Whitestone REIT, a Maryland real estate investment trust (the “Issuer”).

On March 7, 2024, Erez and its affiliates issued the press release: